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                                                                  EXHIBIT 99.1
                                    CONSENT

     The Undersigned hereby consents to being named as a Trustee of Innkeepers USA Trust (the "Trust") in the Form S-3 of the Trust to be filed with the Securities and Exchange Commission.

     Date: September 26, 1996

                                                 /s/  JACK P. DeBOER
                                          --------------------------------------
                                                      Jack P. DeBoer